UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): January 6, 2009

ASIARIM CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	83-0500896
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	+1 360 717 3641
[ ]	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors, appointment of Principal Officers

On January 6, 2009, the Company appointed Mr. Sheung Fung LAU as director of the Company. Mr. Lau has been working in the electronics manufacturing industry in Asia for over 30 years. For the past 5 years, Mr. Lau has been the General Manager of Sales and Marketing of for Atlantic Storage Devices Limited since 2005 and before this appointment, he was the Executive Director of Sales and Marketing for PC motherboard and system manufacturer.

There is no family relationship among the directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009	ASIARIM CORPORATION

By: /s/ Te Hwai Ho
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Name: Te Hwai Ho
Title: President